UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2007
CADENCE PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33103	41-2142317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12481 High Bluff Drive, Suite 200, San Diego, California (Address of Principal Executive Offices)		92130 (Zip Code)
Registrant’s telephone number, including area code: (858) 436-1400

(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     Cadence Pharmaceuticals, Inc. hosted a conference call on November 15, 2007, at 8:30 a.m. Eastern time to discuss its third quarter 2007 financial results and provide an update on the clinical development programs for its two Phase III product candidates, Omigard™ and Acetavance™.
     The conference call transcript is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A webcast replay of the conference call will remain available on Cadence’s website, www.cadencepharm.com, for fifteen days.
     The information in this Current Report on Form 8-K, including the transcript attached hereto as Exhibit 99.1, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.
     By filing this Current Report on Form 8-K and furnishing this information, Cadence makes no admission as to the materiality of any information in this report. The information contained in the transcript is summary information that is intended to be considered in the context of Cadence’s other filings with the SEC and other public announcements that Cadence makes, by press release or otherwise, from time to time. Cadence undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.
     Cadence cautions you that statements included in this report, including the transcript attached hereto as Exhibit 99.1, that are not a description of historical facts are forward-looking statements. Such forward-looking statements include statements regarding the timeframes in which Cadence expects to complete and disclose results from its clinical trials, and to file applications for regulatory approval of its product candidates; the indications for use that may be included in such applications; the likelihood that the results of its clinical trials will be sufficient to support regulatory approvals; Cadence’s expectations regarding the potential market demand and pricing for its product candidates; and its projected operating expenses and cash balances. The inclusion of forward-looking statements should not be regarded as a representation by Cadence that any of its plans will be achieved. Actual results may differ materially from those presented in this conference call due to the risks and uncertainties inherent in Cadence’s business, including, without limitation: the company’s dependence on the success of Acetavance and Omigard; any delays or significant regulatory issues Cadence may experience concerning its clinical trials; unexpected adverse side effects or inadequate therapeutic efficacy of Cadence’s product candidates that could delay or prevent their regulatory approval or commercialization, or that could result in recalls or product liability claims; the adequacy of the company’s clinical trial designs; delays or quality issues in developing, testing, and manufacturing Acetavance or Omigard; the market potential for the company’s product candidates, and Cadence’s ability to compete in its targeted markets; fluctuations in quarterly and annual financial results; Cadence’s need to obtain substantial additional funding to complete its product development plans; and the potential that Cadence may not be able to raise sufficient capital when needed. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Cadence undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description of Exhibit
99.1	Conference Call Transcript, dated November 15, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2007	CADENCE PHARMACEUTICALS, INC.
	By:	/s/ William R. LaRue
		Name:	William R. LaRue
		Title:	Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Conference Call Transcript, dated November 15, 2007